NOMURA PARTNERS FUNDS, INC.

INDIA FUND

SUPPLEMENT DATED APRIL 29, 2010

TO THE PROSPECTUS DATED JANUARY 28, 2010

This Supplement provides new and additional information beyond that which is contained in the Prospectus. Please keep this Supplement and read it together with the Prospectus dated January 28, 2010.

Effective April 28, 2010, the India Fund is closed to new investment.

INVESTMENT COMPANY ACT FILE NO: 811-01090